UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 19, 2005
                                                         ----------------

                            Classic Bancshares, Inc.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                        0-27170                 61-1289391
-----------------------------       ------------------           ----------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


344 17th Street, Ashland, Kentucky                               41101
----------------------------------                               -----
 (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (606) 326-2801
                                                     --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events
            ------------

         In a press release dated January 19, 2005, Classic Bancshares, Inc. ("CBI") and City Holding Company ("City Holding") jointly announced that a condition in their previously announced agreement relating to the merger of CBI with and into City Holding has been satisfied so that the merger consideration payable for each share of CBI common stock will be 0.9624 shares of City Holding common stock and $11.08 in cash, subject to the other terms and conditions of the agreement. This summary is qualified in its entirety by reference to the full text of the press release which is incorporated by reference to CBI's Rule 425 filing made on January 19, 2005.


Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

         (c)      Exhibits

                 Exhibit 99.1 Press release dated January 19, 2005 (incorporated by reference from the Rule 425 filing made by CBI with the Securities and Exchange Commission on January 19,
                                      2005)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            CLASSIC BANCSHARES, INC.



DATE: January 21, 2005                   By:  /s/ Lisah M. Frazier
                                             -----------------------------------
                                             Lisah M. Frazier, Chief Operating
                                             Officer and Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit No.                                 Description


          Exhibit 99.1 Press release dated January 19, 2005 (incorporated by reference from the Rule 425 filing made by CBI with the Securities and Exchange Commission on January 19,
                                      2005)